UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant _X_
Filed by a Party other than the Registrant __

Check the appropriate box:
___      Preliminary proxy statement
_X_      Definitive proxy statement
___      Definitive additional materials
___      Soliciting material under Rule 14a-12

                             UNITED BANCSHARES, INC.
        ----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        ----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

               Payment of filing Fee (check the appropriate box):

X   No Fee Required.
__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

    ________________________________________________________________________

     2)   Aggregate number of securities to which the transaction applies:

    ________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing is calculated and state how it was determined.)

    ________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

    ________________________________________________________________________

     5)   Total fee paid:

    ________________________________________________________________________

__       Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

    ________________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

    ________________________________________________________________________

     3)   Filing Party:

    ________________________________________________________________________

     4)   Date Filed:

         _______________________________________________________________________

                             UNITED BANCSHARES, INC.
                             300 North Third Street
                             Philadelphia, PA 19106

      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 2003

Dear Shareholders,

     The Annual Meeting of the Shareholders of United Bancshares, Inc. will be held at 9:00 A.M., local time, on Friday, July 25, 2003 at United Bank of Philadelphia's Corporate Headquarters, 300 North Third Street (Third and Vine Streets) Philadelphia, PA 19106 for the following purposes:

             1. To re-elect two (2) Class D directors to serve until the expiration of their four (4) year terms.

             2. To ratify the appointment of Grant Thornton LLP as United Bancshares, Inc.'s independent certified public accountants for the year 2003.

     In their discretion the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on June 16, 2003, who hold shares with voting rights, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

                                 By Order of the Board of Directors

                                 /s/ William B. Moore
                                 William B. Moore, Secretary

Philadelphia, Pennsylvania
June 30, 2003


                                IMPORTANT NOTICE

     To assure your representation at the Annual Meeting, please complete, date, sign, and promptly mail the enclosed Proxy Card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Shareholders who are present at the meeting may withdraw their proxy prior to its use for any purpose and vote in person.

                                     URGENT

                          IMMEDIATE RESPONSE REQUESTED

June 30, 2003

Dear Shareholder:

     On behalf of the Board of Directors and management of United Bancshares, Inc., I am pleased to invite you to the 2003 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Friday, July 25, 2003, at 9:00 A.M., local time, at the United Bank of Philadelphia's Corporate Headquarters, 300 North Third Street (Third and Vine Streets), Philadelphia, PA 19106. Accompanying this letter is a Notice of Meeting, a Proxy Statement and a Proxy Card. Also accompanying this letter is United Bancshares, Inc.'s Annual Report to its shareholders for the year 2002.

     Shareholders who need directions to the location of the Annual Meeting should call (215) 351-4600 between the hours of 8:30 A.M. and 4:30 P.M., local time, on any business day.

     I urge you to read the enclosed material carefully and to complete, sign and mail promptly the proxy card accompanying this letter so that your vote will be counted. For your convenience, a self-addressed stamped envelope is enclosed to return the completed proxy form.

     The officers, directors and staff of United Bank sincerely appreciate your continuing support.


                                         Sincerely,
                                         /s/ Evelyn F. Smalls
                                         Evelyn F. Smalls,
                                         President and Chief Executive Officer

Enclosures

                         ANNUAL MEETING OF SHAREHOLDERS
                             United Bancshares, Inc.
                                  July 25, 2003

                                 PROXY STATEMENT

                                  INTRODUCTION

Matters to be Considered at the Annual Meeting of Shareholders

     This Proxy Statement is being furnished to shareholders of United Bancshares, Inc. ("UBS") in connection with the solicitation of proxies by UBS for use at UBS' Annual Meeting of Shareholders to be held on Friday, July 25, 2003, at 9:00 A.M., or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon
(i) the election of two (2) Class D directors to serve a four (4) year term and until their successors are duly elected and take office; and (ii) the ratification of the appointment of Grant Thornton LLP as the independent certified public accountants for UBS for the year 2003. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is June 30, 2003. The address of the executive office of UBS is 300 North Third Street, Philadelphia, Pennsylvania 19106.


Date, Time and Place of Annual Meeting

     The Annual Meeting will be held on Friday, July 25, 2003, at 9:00 A.M. local time, at United Bank of Philadelphia's Corporate Headquarters, 300 North Third Street, Philadelphia, PA 19106.

Record Date and Voting

     The Board of Directors of UBS has fixed the close of business on June 16, 2003 as the record date for determining holders of record of UBS' Common Stock, par value $0.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record, of a voting share, is entitled to one vote per share on the matters to be considered at the Annual Meeting.

     The holders of a majority of the outstanding shares of UBS' Common Stock, with voting rights, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of June 16, 2003, there were 910,421 shares of UBS' Common Stock outstanding with voting rights.

     Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies, unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of UBS, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to William B. Moore, the Secretary of UBS, at the executive office of UBS at 300 North Third Street, Philadelphia, Pennsylvania 19106 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

     UBS does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

Other Matters

     UBS will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of UBS and by UBS' wholly-owned subsidiary United Bank of Philadelphia (the "Bank"). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of UBS' Common Stock held of record by such persons, and UBS will reimburse them for their expenses in doing so.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to UBS, as of June 16, 2003 (1), with respect to the only persons to UBS' knowledge, who may be beneficial owners of more than 5% of UBS' Common Stock.


                                                                                                                Percentage of
                                                                                         Amount and Nature of    Outstanding
                                                                                         Beneficial Ownership    Corporation
Name and Address                                                                            of Corporation      Common Stock
of Beneficial Owner                                                                          Common Stock          Owned
-------------------                                                                          ------------          -----
Philadelphia Municipal                                                                          71,667              7.87%
Retirement System
2000 Two Penn Center
Philadelphia, Pennsylvania 19102

Wachovia Corporation, (formerly, First Union Corporation)(2)                                    50,000              5.49%
1 First Union Center
Charlotte, NC 28288
------------------

(1) As of June 16, 2003, there were 910,421 shares of UBS' voting Common Stock outstanding.
(2)  Wachovia  Corporation  owns  241,666  shares of UBS  Common  Stock of which
     50,000 are voting shares.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that UBS' directors and executive officers file reports of their holdings of UBS' Common Stock with the Securities and Exchange Commission (the "Commission"). Based on UBS' records and other information available to it, UBS believes that the Commission's Section 16(a) reporting requirements applicable to UBS' directors and executive officers were complied with for UBS' fiscal year ended December 31, 2002.


                       UBS' AND BANK'S BOARD OF DIRECTORS

     The By-Laws of UBS provide that UBS' business shall be managed by a Board of Directors of not less than five (5) and not more than twenty five (25) directors. UBS' Board, as provided in the By-Laws, is divided into four classes of directors: Class A, Class B, Class C and Class D, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at eleven (11), with three (3) members in Class A, two (2) members in Class B, four (4) members in Class C, and two (2) members in Class D. (SEE PROPOSAL 1--ELECTION OF DIRECTORS)

     Under UBS' By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for the balance of the term of the director who that person succeeds.

     The Board of Directors of UBS and the Board of Directors of the Bank meet when necessary. The Executive Committee of the Bank meets in those months when the Board of Directors does not meet. The Executive Committees of UBS and the Bank act in the stead of the Boards of Directors of UBS and the Bank, respectively, and exercise the authority and powers of the Boards of Directors at intervals between meetings of the Boards of Directors insofar as may be permitted by law and have responsibility for the nomination of new directors. The Asset and Liability Management Committee of the Bank's Board meets for the purpose of managing and monitoring the Bank's exposure to interest rate risks, market risk and liquidity risk. UBS' and the Bank's Audit

Committees interface with UBS' and the Bank's independent certified public accountants to review the results of the annual audit. The Bank's Compliance Committee(1) addresses the Bank's regulatory compliance matters. UBS' Board of Directors does not have a Compensation Committee of the Board since it has no employees, and does not have a Nominating Committee and the Board of Directors acts as a Nominating Committee.


General Information About UBS' and Bank's Boards of Directors

     UBS' Board of Directors meets when necessary and during 2002 held ten (10) meetings, including UBS' organization meeting. The Bank's Board of Directors was scheduled to meet at least monthly, except in August and December.


Information About the Committees of UBS' Board of Directors

     The Committees of UBS' Board of Directors are the Executive Committee and the Audit Committee.

     The Executive Committee, comprised of L. Armstead Edwards (Co-Chairman), James F. Bodine (Co-Chairman), Angela M. Huggins, William B. Moore, Evelyn F. Smalls, and Marionette Y. Wilson (Frazier) meets, when necessary, at the call of either of the Co-Chairmen, and to exercise the authority and powers of UBS' Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held nine (9) meetings during 2002.

     The Audit Committee, comprised of Angela M. Huggins (Chairman), L. Armstead Edwards, James F. Bodine, Marionette Y. Wilson (Frazier) William C. Green(2), Steven L. Sanders and William B. Moore meets, when necessary, at the call of the Chairman. The Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory issues. In addition, the Committee meets with UBS' independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers. UBS' Board of Directors has adopted a written charter for the Committee, a copy of which is attached to this Proxy Statement as Exhibit A. The Committee held nine (9) meetings during 2002.


Meetings of UBS' Board and its Committees

     The total number of meetings of UBS' Board of Directors that were held in 2002 was ten (10). All of the incumbent directors, who were directors during 2002 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors except Luis A. Cortes who attended seventy-one percent (71%), William B. Moore who attended fifty percent (50%) and Steven L. Sanders who attended sixty-seven percent (67%) of all meetings, and
(ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served except as follows:

o William B. Moore, who attended fifty-five percent (55%) of all Executive Committee meetings and forty-five percent (45%) of all Audit Committee meetings;
o Marionette Y. Wilson (Frazier), who attended forty-four percent (44%) of all Executive Committee meetings and sixty-seven percent (67%) of all Audit Committee meetings;
o    Steven L.  Sanders,  who attended  sixty-seven  percent  (67%) of all Audit
     Committee meetings and thirty-three percent (33%) of all Executive Committee meetings.


Information About Committees of the Bank's Board of Directors

     The Committees of the Bank's Board of Directors are the Executive, Asset Liability Management, Audit and the Compliance Committees.

     The Executive Committee, comprised of L. Armstead Edwards (Co-Chairman), James F. Bodine (Co-Chairman), Angela M. Huggins, William B. Moore, Evelyn F. Smalls and Marionette Y. Wilson (Frazier) meets, when necessary, at the call of either of the Co-Chairmen, to discuss and approve certain human resource matters including compensation, to ratify and approve certain of the Bank's loans and to exercise the authority and powers of the Bank's Board of Directors at intervals between meetings of the

Board of Directors insofar as may be permitted by law. The Executive Committee held nine (9) meetings during 2002. The Bank's Board of Directors does not have a Compensation Committee, but the Executive Committee performs that function.

     The Asset Liability Management Committee, comprised Bernard E. Anderson (Chairman), L. Armstead Edwards, James F. Bodine, Angela M. Huggins, Evelyn F. Smalls and Ernest L. Wright meets, when necessary, at the call of the Chairman, to review and manage the Bank's exposure to interest rate risk, market risk and liquidity risk. During 2002, the Asset and Liability Management Committee held three (3) meetings.

     The Audit Committee(1), comprised of Angela M. Huggins (Chairman), L. Armstead Edwards, James F. Bodine, William B. Moore, William C. Green(2), Steven
L. Sanders and Marionette Y. Wilson (Frazier) meets at least quarterly. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Audit Committee meets with the Bank's independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Audit Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers. The Committee held nine (9) meetings during 2002.

     The Compliance Committee(1), comprised of Wanda M. Richards (Chairman), Evelyn F. Smalls and Marionette Y. Wilson (Frazier) meets, when necessary, to review regulatory compliance matters, the Bank's compliance program, and Community Reinvestment Act (CRA) activities. During 2002, the Compliance Committee held three (3) meetings.

     The Loan Committee, comprised of David R. Bright (Chairman), James F. Bodine, L. Armstead Edwards, Wanda M. Richards, and Evelyn F. Smalls meets when necessary to review and approve loans that are $200,000 and over and to discuss other loan-related matters. During 2002, the Loan Committee held five (5) meetings.


Meetings of Bank's Board and its Committees

     The total number of meetings of the Bank's Board of Directors that were held in 2002 was ten (10). All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors except William B. Moore who attended fifty percent (50%), Luis A. Cortes who attended seventy-one percent (71%) and Steven L. Sanders who attended sixty-seven percent (67%) of all meetings, and (ii) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served except as follows:

o William B. Moore, who attended fifty-five percent (55%) of all Executive Committee meetings and forty-five percent (45%) of all Audit Committee meetings;
o Marionette Y. Wilson (Frazier), who attended forty-four percent (44%) of all Executive Committee meetings and sixty-seven percent (67%) of all Audit Committee meetings;
o    Steven L.  Sanders,  who attended  sixty-seven  percent  (67%) of all Audit
     Committee meetings and thirty-three percent (33%) of all Executive Committee meetings; and
o Ernest L. Wright, who attended sixty-seven percent (67%) of all Asset Liability Management Committee meetings.


          FOOTNOTE INFORMATION CONCERNING BOARD COMMITTEES AND MEMBERS

(1) Beginning September 2002, the Bank separated the Compliance Committee from the Audit Committee to allow the Audit Committee to focus more on its expanded responsibilities related to recently enacted government legislation.

(2) William C. Green was a director and served on the Board and various Board Committees until he retired in July 2002.

                        BOARDS OF DIRECTORS COMPENSATION

Directors Fees

     The normal non-officer director fee paid by the Bank is Three Hundred Fifty Dollars ($350) for attending each of the Board meeting and One Hundred Seventy-five Dollars ($175) per quarter for attending the Board of Directors' Committee meetings. Directors' fees are not paid to officer directors for attending Bank Board of Directors or Committee meetings. UBS does not pay any fees to any directors for attending UBS' Board of Directors or Committee meetings. Effective April 1, 2002, the Board of Directors elected to waive all fees for an indefinite period of time.





             BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS

     The following table sets forth certain biographical information. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.






                                                                          Age as of     Director
Name, Principal Occupation and                                          June 16, 2003 Since(1)(2)
Business Experience For Past Five Years                                 ------------- -----------
---------------------------------------
                                    CONTINUING DIRECTORS
Class A

The terms of the following directors expire in 2004

1. L. Armstead Edwards                                                       61           1993
         Owner and President, Edwards Entertainment, Inc.,
         Philadelphia, PA from 1978 until the present time



2. Marionette Y. Wilson (Frazier)                                            58           2000
         Partner, John Frazier, Inc., Philadelphia, PA from 1981
         Until the present time

3. Ernest L. Wright                                                          74           1993
         Founder, President and CEO of Ernest L. Wright
         Construction Company, Philadelphia, PA from 1976
         Until 2000


                           CONTINUING DIRECTORS
Class B

The terms of the following directors expire in 2005:

1. Angela M. Huggins                                                         63           1993
         Retired, formerly Vice President of Corporate Real
         Estate RMS Technologies, Inc., from 1990 until 1995
         And currently is President and CEO of RMS
         Technologies Foundation since 1993

2. Wanda M. Richards(3)                                                      37           2001
         Senior Counsel, Fleet Credit Card Service, Inc.,
         From April 2003 until the present time,  and from 1993 to 2003
         General Counsel, Madison Bank, Dresher, PA


                           CONTINUING DIRECTORS
Class C

The terms of the following directors expire in 2006:

1. Bernard E. Anderson                                                       65           2002
         Professor of Management/Practicing Economist at the Wharton School,
         University of Pennsylvania, Philadelphia, PA

2. David R. Bright                                                           64           2002
         Retired, Executive Vice President, Meridian Bancorp
         Philadelphia, PA






                                       5


Name, Principal Occupation and
------------------------------
Business Experience For Past Five Years
---------------------------------------

                                                                          Age as of     Director
                                                                        June 16, 2003   Since(1)
                                                                        -------------   --------



Class C (Continued)

3. Luis  A. Cortes, Jr. (4)                                                  45           2002
                      President, Nueva Esperanza, a non-profit
                      Community Development Corporation
                      Philadelphia, PA

4. Steven L. Sanders                                                         43           2002
                      President and Co-CEO, MDL Capital Management
                      Philadelphia, PA

         DIRECTORS STANDING FOR RE-ELECTION
Class D

The terms of the following directors expire in 2003:

1. William B. Moore                                                          60           1993
         Pastor Tenth Memorial Baptist Church, Philadelphia, PA since
         1971 and Deputy Executive Director, Philadelphia Parking
         Authority from 2000 to present

2. Evelyn F. Smalls                                                          57           2000
         President and Chief Executive Officer of the Bank and UBS
         since June of 2000; Senior Vice President of the Bank from
         October 1993 to May 2000

------------------
FOOTNOTE INFORMATION CONCERNING DIRECTORS

(1) Reference to service on the Boards of Directors refers to the Bank only prior to 1993 and to the Bank and UBS since 1993.
(2) Director James F. Bodine retired from the Board in 2003 upon expiration of his term.
(3) Wanda M. Richards began a six (6) month leave of absence from the Board in March 2003 because of an employment change.
(4) Luis A. Cortes began a six (6) month leave of absence from the Board in April 2003 because of expanded work-related responsibilities.


       BENEFICIAL OWNERSHIP OF STOCK BY DIRECTORS, NOMIMEES AND EXECUTIVES

     The following table lists the beneficial ownership of shares of the UBS' Common Stock as of June 16, 2003 for each of the UBS' director, nominees and executive officers. The table also shows the total number of shares of Common Stock ownership by the director, nominees and executive officers of UBS as a group.

                                                                            Common               Percent of
                                 Name                                       Stock (1)        Outstanding Stock
                                 ----                                       ---------        -----------------
Current Directors
L. Armstead Edwards....................................................     10,833             1.1899%
Marionette Y. Wilson (Frazier).........................................     21,050             2.3121%
Ernest L. Wright.......................................................     7,084                  *
Angela M. Huggins......................................................     8,368                  *
Wanda M. Richards......................................................      167                   *
Bernard E. Anderson....................................................      850                   *
David B. Bright........................................................      850                   *
Luis A. Cortes, Jr.....................................................      500                   *
Steven L. Sanders......................................................      850                   *



                                       6

William B. Moore.......................................................     1,834                  *
Evelyn F. Smalls.......................................................      450                   *

Certain Executive Officers
Evelyn F. Smalls.......................................................     450**                  *
Brenda M. Hudson-Nelson................................................       50                   *

All Current Directors and Executive Officers as a Group ...............                            5.8034% ***
________________

*    Less than one percent.

**   Ms. Smalls is also a Director; see listing above.

*** Calculated by adding the Common Stock owned plus exercisable options and dividing by the actual number of shares outstanding on June 16, 2003, plus the shares subject to the exercisable option.

(1) Stock ownership information is given as of June 16, 2003, and includes shares that the individual has the right to acquire (other than by exercise of stock options) within sixty (60) days of June 16, 2003. Unless otherwise indicated, each director and each such named executive officer holds sole voting and investment power over the shares listed.
(2) The number of shares "beneficially owned" in each case includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of UBS of record that such director does not own beneficially.
(3) UBS does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the UBS' Common Stock other than Wachovia Corporation (formerly First Union Corporation) and Philadelphia Municipal Retirement System. (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.)




                       UBS'S AND BANK'S EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the current executive officers of UBS and Bank as of June 16, 2003:

                                                                                                                     UBS Stock
      Name, Principal Occupation and           Age as of                                                            Beneficially
   Business Experience For Past 5 Years      June 16, 2003  Office with the UBS and/or Bank                            Owned
   -------------------------------------     -------------  -------------------------------                            -----
Evelyn F. Smalls(1)(2)                            57        President and Chief Executive Officer and                   450
                                                            Director of UBS and Bank
Brenda M. Hudson-Nelson (3)                       41        Executive Vice President and Chief Financial Officer         50
                                                            of UBS and Bank
------------------
Footnote Information Concerning Executive Officers

(1) Ms. Smalls was elected as a director and was appointed as President and Chief Executive Officer in June 2000. Prior to that, Ms. Smalls was Senior Vice President of Human Resources and Compliance from October 1993 to May 2000.
(2) The President and Chief Executive Officer, currently Evelyn F. Smalls, acts as Trustee of certain voting trust agreements (the "Voting Trusts") pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS and which NationsBank Corporation deposited 33,500 shares of Common Stock of UBS with United Bank of Philadelphia, as Trustee, to be voted by the current president and chief executive officer pursuant to the terms of the Voting Trusts. The term of the Voting Trusts are ten (10) years.
(3) Ms. Hudson-Nelson was appointed Senior Vice President and Chief Financial Officer in June 2000. Prior to that, Ms. Hudson-Nelson was Vice President and Controller from January 1992 to May 2000. In May 2002, Ms. Hudson-Nelson was promoted to Executive Vice President.


                             EXECUTIVE COMPENSATION

General Disclosure Considerations Concerning Executive Compensation

     UBS believes that its shareholders should be provided clear and concise information about the compensation of the Bank's executives and the reasons the Bank's Board of Directors(1) made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.

     The format and content of the information set forth below is intended to enable UBS' shareholders to understand the rationale and criteria for the Bank's executive compensation programs and the compensation paid to the named executives and its other executives and key employees.

     UBS welcomes shareholder comment on whether the objective--to provide information to UBS' shareholders that is useful and clearly stated--has been met. Please send any comments or suggestions for further improvements in disclosure to William B. Moore, the Secretary of UBS, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.


Executive Compensation

     The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Evelyn F. Smalls, the President and Chief Executive Officer of the Bank , and (ii) Brenda M. Hudson-Nelson, Executive Vice President and Chief Financial Officer of the Bank, the only persons who were serving as executive officers of the Bank at December 31, 2002 (Ms. Smalls and Ms. Hudson-Nelson are hereinafter sometimes collectively referred to as the "Named Executive Officers"). Any compensation earned by the Named Executive Officers during 2003 will be reported in the proxy statement for UBS' 2004 Annual Meeting of Shareholders.

     (1) UBS' executives are not compensated for their services to UBS rather, because the Bank is the principal subsidiary of UBS, they are compensated as officers of the Bank.


Summary Compensation Table

     The disclosure regarding the compensation of the Bank's executives includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years.

                                                                                         Annual Compensation(1)
                                                                                         ----------------------
                                                                                                      Stock        All Other
                Name and Principal Position During 2001                 Year    Salary      Bonus    Options    Compensation(2)
                ---------------------------------------                 ----    ------      ------   -------    ---------------
                                                                                             ($)       (#)            ($)
Evelyn F. Smalls                                                        2002   $148,009       --        --            --
President and Chief Executive Officer                                   2001   $141,000       --        --            --
of UBS and the Bank                                                     2000   $118,921       --        --            --

                                                                                              --        --            --
Brenda M. Hudson-Nelson                                                 2002   $102,112       --        --            --
Executive Vice President and Chief Financial                            2001    100,900       --        --            --
Officer of UBS and the Bank                                             2000     96,445       --        --            --
------------------

(1) Amounts are not included in the Bonus, Stock Option and All Other Compensation columns of the table because no compensation of this nature was paid by UBS or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by UBS or the Bank.

(2) The Commission's compensation disclosure rules require the use, where applicable, of a series of tables to describe various types of compensation paid to the specified executive officers. The use of a specific table or column in a table is not required by the Commission's rules if no compensation was paid or awarded to the named executives. Only the tables or columns required to be used by the Commission's rules, because of the compensation paid to the specified executive officers, have been used in this Proxy Statement.

Executive Employment Agreements

     The Bank entered into an Employment Agreement with Evelyn F. Smalls dated June 12, 2000 to serve as the Bank's President and Chief Executive Officer. The initial term of the Employment Agreement is two (2) years, unless extended or terminated. In June 2002, the Employment Agreement was extended for two (2) years. The Employment Agreement provides for an annual base salary of $135,000 that may be increased, but not decreased. Under her Employment Agreement, Ms. Smalls has an opportunity to receive an annual initial cash bonus (the "Initial Cash Bonus") of 12% of her annual base salary and an annual additional cash bonus (the "Additional Cash Bonus") of 12% of her annual base salary in calendar years 2002 and 2003, based on performance targets specified in the Employment Agreement which are based on the annual earnings of the Bank.

     The Bank entered into an Employment Agreement with Brenda M. Hudson-Nelson dated June 12, 2000 to serve as the Bank's Senior Vice President, now Executive Vice President, and Chief Financial Officer. The initial term of the Employment Agreement is two (2) years, unless extended or terminated. In June 2002, the Employment Agreement was extended for two (2) years. The Employment Agreement provides for an annual base salary of $95,000 which may be increased, but not decreased. Under her Employment Agreement, Ms. Hudson-Nelson has an opportunity to receive an annual initial cash bonus (the "Initial Cash Bonus") of 12% of her annual base salary and an annual additional cash bonus (the "Additional Cash Bonus") of 12% of her annual base salary in calendar years 2000 and 2001, based on performance targets specified in the Employment Agreement which are based on the annual earnings of the Bank.


Long Term Incentive Stock Option Plan

     One hundred thousand shares (100,000) of UBS' Common Stock are subject to a Long Term Incentive Compensation Plan (the "Plan") under which options to purchase UBS' Common Stock may be granted to key employees at a price not less than the fair market value thereof at the date of the grant ("Options"), and Common Stock may be awarded as Restricted Stock, subject for a period of time to substantial risk of forfeiture and restrictions on disposition as determined by the Executive Committee of the UBS Board of Directors as of the date of the grant ("Restricted Stock"). Pursuant to the Plan, options are granted in tandem with Stock Appreciation Rights ("SARs") allowing the holder of an Option to surrender the Option and receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the date of the grant of the Option. SARs may be payable in Common Stock or cash or a combination of both. The Plan also allows the Executive Committee of the UBS Board of Directors to grant performance shares, which are contingent rights to receive, when certain performance criteria have been attained, amounts of Common Stock and cash determined by the Executive Committee of the UBS Board of Directors for such an award. Such rights are subject to forfeiture or reduction if performance goals specified are not met during the performance period. No such options, restricted stock or SARs were granted for 2002 performance. No deferred compensation, incentive compensation or any further compensation pursuant to any plan has been paid by the Bank, or will be paid by the Bank.


Employee Stock Ownership Plan ("ESOP")

     At its Annual Shareholders Meeting held May 6, 1994, the shareholders of UBS approved the establishment of an Employee Stock Ownership Plan ("ESOP"). The ESOP has not been formally activated by UBS. No purchases have been made pursuant to the ESOP.

Audit Committee Report

     In connection with the preparation and filing of UBS' Annual Report on Form 10-K for the year ended December 31, 2002, the Audit Committee (i) reviewed and discussed the audited financial statements with UBS' management, (ii) discussed with Grant Thornton LLP, UBS' independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented), (iii) discussed the independence of Grant Thornton LLP with Grant Thornton LLP, and (iv) has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented). Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in UBS' Annual Report on Form 10-K for the year ending December 31, 2002.

     UBS' Audit Committee is composed of Angela M. Huggins (Chairman), L. Armstead Edwards, James F. Bodine, Angela M. Huggins, Marionette Y. Wilson (Frazier), William B. Moore, and Steven L. Sanders who each endorsed this report.


                                            Respectfully submitted:


                                            Angela M. Huggins(Chairman)
                                            L. Armstead Edwards
                                            James F. Bodine
                                            Marionette Y. Wilson (Frazier)
                                            William B. Moore
                                            Steven L. Sanders


Certain Relationships and Related Transactions

     Some of the directors of the Bank and the companies with which they are associated were customers of, and had banking transactions with the Bank in the ordinary course of its business during 2002. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Bank management, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

     One of the purposes of the Annual Meeting is the re-election of two (2) Class D directors to the Board of Directors of UBS.

     The Board of Directors of UBS has nominated the persons listed below for re-election as Class D directors, each to hold office until the expiration of their term and until his or her successor is elected and qualified.


Nominees for Directors

     The following persons have been nominated by UBS' Board of Directors for election as directors to serve as follows:


Class D--Term Expires in 2007
-----------------------------

        (1) William B. Moore
        (2) Evelyn F. Smalls

and until their successors are elected and take office.

     The persons named as proxies in the accompanying form of proxy have advised UBS that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. UBS expects all nominees to be willing and able to serve as directors.


     The affirmative vote of the holders of at least a majority of UBS' shares of Common Stock entitled to vote present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.


     The Board of Directors recommends a vote FOR the nominees listed above.

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                           (Item 2 on the Proxy Card)

     The firm of Grant Thornton LLP has been appointed by the Board of Directors to serve as UBS' independent certified public accountants for the fiscal year beginning January 1, 2003. The Board of Directors of UBS is requesting shareholder approval of the appointment. A representative of the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving UBS and the Bank, as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

     Audit Fees. The aggregate fees billed for professional services rendered to UBS by Grant Thornton LLP during 2002 for the audit of UBS' annual financial statements for the year 2002 and the reviews of the financial statements included in UBS' quarterly reports filed with the Commission was $ 99,200.

     Financial Information Systems Design and Implementation Fees. No professional services were rendered and no fees were billed to UBS by Grant Thornton LLP during 2002 for financial information systems design and implementation services.

     All Other Fees. There were no other fees billed for professional services rendered to UBS by Grant Thornton LLP during 2002 for services other than the services listed under Audit Fees.

     The Audit  Committee of UBS' Board of Directors has considered  whether the
provision  of  the  non-audit   services  is  compatible  with  maintaining  the
independence of Grant Thornton LLP.

     The resolution being voted on is as follows:

          RESOLVED, that the shareholders of UBS ratify and confirm the appointment of Grant Thornton LLP as UBS' independent certified public accountants for the year 2003.

     The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding voting shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

     The Board of Directors  recommends a vote FOR the resolution  ratifying the
appointment  of  Grant  Thornton  LLP  as  UBS'  independent   certified  public
accountants for the year 2003.

                                   ADJOURNMENT

     If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for two (2) periods of not more than fifteen (15) days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. UBS will pay the costs of any additional solicitation and of any adjournment session.


                                  OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that the proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgement of the persons named on the enclosed form of proxy.


                              FINANCIAL STATEMENTS

     The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are contained in the accompanying Annual Report of UBS for the year ended December 31, 2002.


                                 OTHER BUSINESS

     Management does not know at this time of any other matters which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.


                         SHAREHOLDER PROPOSALS FOR 2004

     UBS' Annual Meeting of Shareholders will be held on or about July 24, 2004. Any shareholder desiring to submit a proposal to UBS for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to UBS before March 25, 2004. It is suggested that the proposal or proposals be submitted by certified mail-return receipt requested to the attention of William B. Moore, the Secretary of UBS, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106 .


                             ADDITIONAL INFORMATION

     A copy of UBS' Annual Report for the fiscal year ended December 31, 2002, containing, among other things, financial statements examined by its independent certified public accountants, was mailed with this Proxy Statement on or about June 30, 2003 to the shareholders of record as of the close of business on June 16, 2003.

     Upon written request of any shareholder, a copy of UBS' Annual Report on Form 10-K for its fiscal year ended December 31, 2002, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from UBS' Secretary, William B. Moore, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.

                                          By Order of the Board of Directors of
                                          United Bancshares, Inc.

                                          /s/ William B. Moore
                                          William B. Moore, Secretary

                                    EXHIBIT A

                             UNITED BANCSHARES, INC.

                             AUDIT COMMITTEE CHARTER

Mission Statement:

     The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of detailed responsibilities of Committee membership as well as the company's business, operations, and risk.


Organization:

     The Audit Committee of United Bancshares, Inc. (the "Committee"), defined to include the holding company and other subsidiaries, is appointed by the Corporation's Board of Directors. The Committee is composed of at least three independent Directors. One of the members of the Committee has been designated its Chairman.

     The Committee is designated by the Board to oversee the audit affairs of the Corporation, Bank and subsidiaries to perform such specific audit function reviews as may be determined by the Committee.

     The Committee will meet quarterly and hold additional meetings as the Chairman shall require in order to satisfy its duties and responsibilities.


Role and Responsibilities:

   Internal Control

     o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

     o Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management; and

     o Ensure that the external auditors and internal auditors keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.


   Financial Reporting

     General

     o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

     o    Ask   management   and  the  internal  and  external   auditors  about
          significant risks and exposures and the plans to minimize such risks.

     Annual Financial Statements

     o Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

     o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; litigation reserves; and other commitments and contingencies;

     o Meet with management and the external auditors to review the financial statements and the results of the audit;

     o    Consider   management's   handling  of  proposed   audit   adjustments
          identified by the external auditors; and

     o Review the Annual Report and other sections of the form 10-K before its release and consider whether the information is adequate and
          consistent   with  members'   knowledge  about  the  company  and  its
          operations.


     Interim Financial Statements

     o Be briefed on how management develops and summarizes quarterly financial information, the extent of external auditors review of quarterly financial information, and whether that review is performed on a pre- or post-issuance basis; and

     o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors on whether:

          o Generally accepted accounting principals have been consistently applied;

          o There are any actual or proposed changes in accounting or financial reporting practices;

          o    There are any significant or unusual events or transactions;

          o The interim financial statements contain adequate and appropriate disclosures;

          o To ensure that the ALLL is adequate and in accordance with Bank policy.


   Compliance with Laws and Regulations

     o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

     o    Periodically   obtain  updates  from  internal   compliance   auditors
          regarding compliance; and

     o Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.


   Compliance with Code of Conduct

     o Ensure that a code of conduct is formalized in writing and that all employees are aware of it;

     o    Review the program for monitoring compliance with the code of conduct;
          and

     o    Periodically obtain updates from management regarding compliance.

Internal Audit

     o Review the activities and organizational structure of the internal audit function;

     o Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit; and

     o    Review the effectiveness of the internal audit function.


   External Audit

     o    Review the external auditors' proposed audit scope and approach;

     o Review the performance of the external auditors and recommend to the Board of Directors the appointment or discharge of the external auditors; and

     o Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.


   Other Responsibilities

     o Meet with the external auditors, regulatory examiners, director of internal audit, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

     o Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;

     o    Perform other oversight functions as requested by the full Board; and

     o Review and update the charter; receive approval of changes from the Board.


   Reporting Responsibilities:

     o Regularly update the Board of Directors about Committee activities and make appropriate recommendations.




   ---------------------------------------------------------------------------
                     REVOCABLE PROXY UNITED BANCSHARES, INC.
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 25, 2003
                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.

          The undersigned hereby constitutes and appoints L. Armstead Edwards, William B. Moore, or Evelyn F. Smalls, individually, proxy of the undersigned, each with full power of substitution to represent the undersigned and to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at United Bank of Philadelphia Corporate Headquarters, 300 North Third Street (Third and Vine
     Streets), Philadelphia, PA at 9:00 a.m., prevailing time, and any adjournments thereof. All powers may be exercised by said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy
     Statement as specified below. Receipt of the Notice of the Meeting, the accompanying Proxy Statement and Annual Report for the Year 2002 are hereby acknowledged. The Board of Directors recommends a vote FOR each of the following proposals:

     1. PROPOSAL FOR ELECTION OF CLASS D DIRECTORS. To elect the two nominees listed below:
                         Class D--Term Expires in 2007
          William B. Moore             [ ] FOR        o     WITHHOLD AUTHORITY

          Evelyn F. Smalls              o  FOR        o     WITHHOLD AUTHORITY

     2. PROPOSAL FOR RATIFICATION OF INDEPENDENT AUDITORS. To ratify the section of Grant Thorton LLP as independent auditors for 2003:

                 o  FOR           o   AGAINST               o   ABSTAIN

          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                  (Continued and to be SIGNED on Reverse Side)
   ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR THE ABOVE PROPOSALS.

THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS HIS OR HER NAME
APPEARS ON HIS OR HER STOCK CERTIFICATE AND RETURNED PROMPTLY TO UNITED
BANCSHARES, INC. IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY
CAPACITY SHOULD SO INDICATE.

Dated:   ________, 2003

-----------------------------------------
Signature(s) (Title(s), if applicable)


-----------------------------------------
Please print name

MEETING RESERVATION
-------------------
DO YOU PLAN TO ATTEND THE ANNUAL MEETING ON FRIDAY, JULY 25, 2003?  Yes_________    No________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A
FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY,
GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE
SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

--------------------------------------------------------------------------------



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